                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



     The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.


                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/Phyllis A. Knight
                                          --------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


     The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                        GREEN TREE FINANCIAL CORP.



                                        BY: /s/Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight
                                            Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996

                                             Distribution Date: August 10/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                             NL2 NM0
                                             Trust Account:  3334953-0

     CLASS HI: A CERTIFICATES
     ------------------------
1.   (a)  Sub-Pool HI Amount Available
          (including Monthly Servicing Fee)                     $3,925,332.97

     (b)  Class HI: M-1 Interest Deficiency
          Amount (if any), Class HI: M-2
          Interest Deficiency Amount (if any)
          and Class HI: B-1 Interest
          Deficiency Amount (if any) withdrawn
          for prior Payment Date                                          .00

     (c)  Sub-Pool HI Amount Available after giving effect to
          withdrawal of any Class HI: M-1 Interest Deficiency
          Amount, Class HI: M-2 Interest Deficiency Amount and
          Class HI: B-1 Interest Deficiency Amount for prior
          Payment Date                                           3,925,332.97

2.   Aggregate Interest

     (a)  Class HI: A-1 Pass-through Rate             6.45%

     (b)  Class HI: A-1 Interest                                   283,580.03

     (c)  Class HI: A-2 Pass-through Rate             6.90%

     (d)  Class HI: A-2 Interest                                   195,500.00

     (e)  Class HI: A-3 Pass-through Rate             7.35%

     (f)  Class HI: A-3 Interest                                   252,105.00

3.   Amount applied to Unpaid Class HI: A Interest Shortfall              .00

4.   Remaining Unpaid Class HI: A Interest Shortfall                      .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 2

                                                                     Distribution Date: 10/15/96
                                                                     CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                                     NL2 NM0
                                                                     Trust Account:  3334953-0

     PRINCIPAL

5.   Sub-Pool HI: Class A Formula Principal Distribution Amount:
     (a)   Scheduled Principal                                      478,145.79
     (b)   Principal Prepayments                                  1,962,569.59
     (c)   Liquidated Contracts                                      60,939.20
     (d)   Repurchases                                                     .00
     (e)   Previously undistributed Principal Amounts                      .00

                      Total Principal                                         2,501,654.58

6.   Pool Scheduled Principal Balance of Sub-Pool HI                        160,540,088.21

7.   Sub-Pool HI Senior Percentage for such Payment Date                               100%

8.   Class HI: A Principal Distribution:

     (a)   Class HI: A-1                                                      2,501,654.58
     (b)   Class HI: A-2                                                               .00
     (c)   Class HI: A-3                                                               .00

9.   Class HI: A Principal Balance:

     (a)   Class HI: A-1 Principal Balance                                   50,257,420.21
     (b)   Class HI: A-2 Principal Balance                                   34,000,000.00
     (c)   Class HI: A-3 Principal Balance                                   41,160,000.00

     CLASS HI: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount (including Monthly Servicing Fee)                    692,493.36


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 3

                                             Distribution Date: 10/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                             NL2 NM0
                                             Trust Account:  3334953-0

     INTEREST

11.  Current Interest:
          (a)  Class HI: M-1 Pass-through Rate        7.75
          (b)  Class HI: M-1 Interest                             91,320.83

12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall          .00

13.  Amount applied to Class HI: M-1 Interest Deficiency Amount         .00

14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amout           .00

15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                  .00

     PRINCIPAL

16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                    .00
          (b)  Principal Repayments                   .00
          (c)  Liquidated Contracts                   .00
          (d)  Repurchases                            .00
          (e)  Previously undistributed
               Principal Amounts                      .00

                   Total Principal                                      .00

17.  Class HI: M-1 Principal Distribution                               .00

18.  Class HI: M-1 Principal Balance                          14,140,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HI         160,540,088.21

20.  Sub-Pool HI Senior Percentage for such Payment Date                100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 4

                                             Distribution Date: 10/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                             NL2 NM0
                                             Trust Account:  3334953-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT
21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount              .00

22.  Class HI: M-1 Liquidation Loss Principal Amount                      .00

23.  Interest at Class HI: M-1 Pass-Through Rate on:

          (a) Class HI: M-1 Liquidation Loss Principal Amount             .00

          (b) Unpaid Class HI: M-1 Liquidation Loss Interest
              Shortfall                                                   .00

24.  Amount applied to such interest                                      .00

25.  Liquidation Loss interest remaining unpaid                           .00

     CLASS HI: M-2 CERTIFICATES
     --------------------------
26.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                      601,172.53

     INTEREST

27.  Current Interest
          (a)  Class HI: M-2 Pass-Through Rate        8.05%
          (b)  Class HI: M-2 Interest                               57,423.33

28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall            .00

29.  Amount applied to Class HI: M-2 Interest Deficiency Amount           .00

30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount            .00

31.  Remaining unpaid Class HI: M-2 Interest Shortfall                    .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 5

                                             Distribution Date: 10/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                             NL2 NM0
                                             Trust Account:  3334953-0

     PRIINCIPAL
32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                    .00
          (b)  Principal Prepayments                  .00
          (c)  Liquidated Contracts                   .00
          (d)  Repurchases                            .00
          (e)  Previously undistributed
               Principal Amounts                      .00

                              Total Principal                             .00

33.  Class HI: M-2 Principal Distribution                                 .00

34.  Class HI: M-2 Principal Balance                             8,560,000.00

35.  Pool Schedule Principal of Sub- Pool HI                   160,540,088.21

36.  Sub-Pool HI Senior Percentage for such Payment Date                 100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount              .00

38.  Class HI: M-2 Liquidation Loss Principal Amount                      .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

          (a)  Class HI: M-2 Liquidation Loss Principal Amount            .00
          (b)  Unpaid Class HI: M-2 Liquidation Loss
               Interest Shortfall                                         .00

40.  Amount applied to such interest                                      .00

41.  Liquidation Loss interest remaining unpaid                           .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 6

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                     NL2 NM0
                                     Trust Account:  3334953-0

     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Payment Date                                         .17%


          (b)  Average Sixty-Day Delinquency Ratio Test
               (arithmetic average of ratios for this month
               and two preceding months; may not exceed 2.5%)       .14%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinqency Ratio for current
               Payment Date                                         .33%

          (b)  Average Thirty-Day delinquency Ratio Test
               (arithmetic average of ratios for this month
               and two preceding months; may not exceed 5%)         .27%

44.  Sub-Pool HI Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for current
               Payment Date (as a percentage of Cut-off Date
               Pool Principal Balance: may not exceed 9%)           .04%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 7

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                     NL2 NM0
                                     Trust Account:  3334953-0


45.  Sub-Pool HI Current Realized Losses Test

          (a)  Current Realized Losses for current
               Payment Date                                         63,957.93

          (b)  Current Realized Loss Ratio (total Realized Losses
               for most recent three months, multiplied By 4, divided
               by arithmetic average of Pool Scheduled Principal
               Balances for third preceding Remittance and for current
               Remittance Date; may not exceed 2.5%)                      .16%

46.  Class HI: B Principal Balance Test

          (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
               Principal Balance for prior Payment Date (must equal or
               exceed 14.5%)                                             7.62%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                                543,749.20

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                                     7.75%

49.  Current Interest                                               44,239.58

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall            .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount           .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount            .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                    .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 8

                                                                       Distribution Date: 10/15/96
                                                                       CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                                       NL2 NM0
                                                                       Trust Account:  3334953-0

            PRINCIPAL
     54.    Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:

            (a)   Scheduled Principal                              .00
            (b)   Principal Prepayments                            .00
            (c)   Liquidated Contracts                             .00
            (d)   Repurchases                                      .00
            (e)   Previously undistributed
                  Principal Amounts                                .00

                                             Total Principal                                .00

     55.    Class HI: B Percentage for such Payment Date                                      0%

     56.    Class HI: B Percentage of Formula Principal
            Distribution Amount                                                             .00

     57.    Class HI: B Principal Balance                                         12,422,668.00

     58.    Class HI: B-1 Principal Balance                                        6,850,000.00

     59.    Pool Scheduled Principal of Sub-Pool HI                              160,540,088.21

            INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     60.    Sub-Pool HI Aggregate Liquidation Loss Principal Amount                        .00

     61.    Class HI: B-1 Liquidation Loss Principal Amount                                .00

     62.    Interest at Class HI: B-1 Pass-Through Rate on:

            (a)   Class HI: B-1 Liquidation Loss Principal Amount                          .00
            (b)   Unpaid Class HI: B-1 Liquidation Loss
                  Interest Shortfall                                                       .00

     63.    Amount applied to such interest                                                .00

     64.    Liquidation Loss interest remaining unpaid                                     .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 9

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account:  3334953-0
     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                 499,509.62

     INTEREST

66.  Class HI: B-2 Pass-Through Rate                8.15%

67.  Current Interest                                        37,847.70

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall     .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall             .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                   .00
          (b)  Principal Prepayments                 .00
          (c)  Liquidated Contracts                  .00
          (d)  Repurchases                           .00
          (e)  Previously undistributed
               Principal Amounts                     .00

                         Total Principal                           .00

71.  Class HI: B Percentage for such Payment Date                    0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                        .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                            .00

74.  Class HI: B-2 Liquidation Loss Principal Amount               .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 September 1996
                                    Page 10

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4 NL2 NM0
                                   Trust Account:  3334953-0
75.  Class HI: B-2 Guaranty Payment                                      .00

76.  Class HI: B-2 Principal Balance                            5,572,668.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI          160,540,088.21

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                     .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount           .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                 .00

81.  Amount applied to such interest                                     .00

82.  Liquidation Loss interest remaining unpaid                          .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                           .82389213
          (b)  Class HI: A-2 Pool Factor                          1.00000000
          (c)  Class HI: A-3 Pool Factor                          1.00000000
          (d)  Class HI: M-1 Pool Factor                          1.00000000
          (e)  Class HI: M-2 Pool Factor                          1.00000000
          (f)  Class HI: B-1 Pool Factor                          1.00000000
          (g)  Class HI: B-2 Pool Factor                          1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 September 1996
                                    Page 11

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                   Trust Account:  3334953-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days           534,895.18      40
     (b)  60-89 days           100,802.52       6
     (c)  90 or more days      164,547.07       7

85.  Principal Balance of Defaulted Contracts                     60,939.20

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                        4                 63,957.93

87.  Number of Loans Remaining                                        9,834

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable      4                 60,939.20

89.  FHA Insurance reserve amount                             96,932,765.06

90.  Amount received from FHA Insurance                                 .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 September 1996
                                    Page 12

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                     NT5 NU2 NV0
                                     Trust Account:  3334953-0

   CLASS HE: A CERTIFICATES
   ------------------------

1.  (a)  Sub-Pool HE Amount Available (including
         Monthly Servicing Fee)                                   2,054,612.83

    (b)  Class HE: M-1 Interest Deficiency Amount
         (if any), Class HE: M-2 Interest Deficiency
         Amount (if any) and Class HE: B-1 Interest
         Deficiency Amount (if any) withdrawn for
         Payment Date                                                      .00

    (c)  Sub-Pool HE Amount Available after giving effect
         to withdrawal of any, Class HE: M-1 Interest
         Deficiency Amount, Class HE: M-2 Interest Deficiency
         Amount and Class HE: B-1 Interest Deficiency Amount
         for prior Payment Date                                   2,054,612.83

    INTEREST

2.  Aggregate Interest
         (a)  Class HE: A-1 Pass-Through Rate     6.50%
         (b)  Class HE: A-1 Interest                                192,802.54
         (c)  Class HE: A-2 Pass-Through Rate     7.10%
         (d)  Class HE: A-2 Interest                                207,083.33
         (e)  Class HE: A-3 Pass-Through Rate     7.55%
         (f)  Class HE: A-3 Interest                                 75,500.00
         (g)  Class HE: A-4 Pass-Through Rate     7.80%
         (h)  Class HE: A-4 Interest                                114,985.00

3.  Amount applied to Unpaid Class HE: A Interest Shortfall                .00

4.  Remaining Unpaid Class HE: A Interest Shortfall                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 September 1996
                                    Page 12

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                   NT5 NU2 NV0
                                   Trust Account:  3334953-0

    PRINCIPAL

5.  Sub-Pool HE: Class A Formula Principal Distribution Amount:
         (a)  Scheduled Principal             121,467.06
         (b)  Principal Prepayments           679,593.22
         (c)  Liquidated Contracts                   .00
         (d)  Repurchases                     105,412.91
         (e)  Previously undistributed
              Principal Amounts                      .00

                        Total Principal                      906,473.19

6.  Pool Scheduled Principal Balance of Sub-Pool HE      116,334,230.03

7.  Sub-Pool HE Senior Percentage of such Payment Date            100%

8.  Class HE: A Principal Distribution:

         (a)  Class HE: A-1                                  906,473.19
         (b)  Class HE: A-2                                         .00
         (c)  Class HE: A-3                                         .00
         (d)  Class HE: A-4                                         .00

9.  Class HE: A Principal Balance:

         (a)  Class HE: A-1                               34,687,841.03
         (b)  Class HE: A-2                               35,000,000.00
         (c)  Class HE: A-3                               12,000,000.00
         (d)  Class HE: A-4                               17,690,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee) 557,768.77

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 September 1996
                                    Page 13


                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                   NT5 NU2 NV0
                                   Trust Account:  3334953-0
     INTEREST

11.  Current Interest
          (a)  Class HE: M-1 Pass-Through Rate           8.25%
          (b)  Class HE: M-1 Interest                                 45,787.50

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall              .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount             .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount              .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                      .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                        .00
          (b)  Principal Prepayments                      .00
          (c)  Liquidated Contracts                       .00
          (d)  Repurchases                                .00
          (e)  Previously undistributed
               Principal Amounts                          .00

                         Total Principal                                    .00

17.  Class HE: M-1 Principal Distribution                                   .00

18.  Class HE: M-1 Principal Balance                               6,660,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE             116,334,230.03

20.  Sub-Pool HE Senior Percentage for such Payment Date                    100%


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 14

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                   NT5 NU2 NV0
                                   Trust Account:  3334953-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                        .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss
               Principal Amount                                             .00

          (b)  Unpaid Class HE: M-1 Liquidation Loss
               Interest Shortfall                                           .00

24.  Amount applied to such interest                                        .00

25.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                        511,981.27

     INTEREST

27.  Current Interest
          (a)  Class HE: M-2 Pass-Through Rate           8.45%
          (b)  Class HE: M-2 Interest                                 29,856.67

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall              .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount             .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount              .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall                      .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 15

                                             Distribution Date: 10/15/96
                                             CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                             NT5 NU2 NV0
                                             Trust Account:  3334953-0

     PRINCIPAL

32.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                        .00
          (b)  Principal Prepayments                      .00
          (c)  Liquidated Contracts                       .00
          (d)  Repurchases                                .00
          (e)  Previously undistributed
               Principal Amounts                          .00

                         Total Principal                                    .00

33.  Class HE: M-2 Principal Distribution                                   .00

34.  Class HE: M-2 Principal Balance                               4,240,000.00

35.  Pool Scheduled Principal of Sub-Pool HE                     116,334,230.03

36.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                        .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount              .00
          (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
               Shortfall                                                    .00

40.  Amount applied to such interest                                        .00

41.  Liquidation Loss interest remaining unpaid                             .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 16

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                   NT5 NU2 NV0
                                   Trust Account:  3334953-0

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date             1.17%

     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 2.5%)                                      .82%

43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date            3.63%

     (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
          months; may not exceed 5%)                                       3.51%

44.  Sub-Pool HE Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date
          (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 9%)                                       .00%

45.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                  .00

     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                          .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 17

                                             Distribution Date: 10/15/96
                                             CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                             NT5 NU2 NV0
                                             Trust Account:  3334953-0

46.   Class HE: B Principal Test
      (a)   Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
            Balance for prior Payment Date (must equal or exceed 10%)                                  5.17%



CLASS HE: B-1 CERTIFICATES
-------------------------

47.    Sub-Pool HE Amount Available less the Class HE: A Distribution
       Amount and Class HE: M Distribution Amount (including Monthly Servicing Fee)             482,124.60

       INTEREST

48.    Class HE: B-1 Pass-Through Rate                                          8.15%

49.    Current Interest                                                                          28,796.67

50.    Amount applied to Unpaid Class HE: B-1 Interest Shortfall                                       .00

51.    Amount applied to Class HE: B-1 Interest Deficiency Amount                                      .00

52.    Remaining unpaid Class HE: B-1 Interest Deficiency Amount                                       .00

53.    Remaining Unpaid Class HE: B-1 Interest Shortfall                                               .00

       PRINCIPAL

54.    Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:
       (a)  Scheduled Principal                                                .00
       (b)  Principal Prepayments                                              .00
       (c)  Liquidated Contracts                                               .00
       (d)  Repurchases                                                        .00
       (e)  Previously undistributed
            Principal Amounts                                                  .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 18

                                  Distribution Date: 10/15/96
                                  CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                  NT5 NU2 NV0
                                  Trust Account:  3334953-0

                           Total Principal                                   .00

55.  Class HE: B Percentage for such Payment Date                             0%

56.  Class HE: B Percentage of Formula Principal Distribution Amount         .00

57.  Class HE: B Principal Balance                                  6,056,389.00

58.  Class HE: B-1 Principal Balance                                4,240,000.00

59.  Pool Scheduled Principal of Sub-Pool HE                      116,334,230.03

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

61.  Class HE: B-1 Liquidation Loss Principal Amount                         .00

62.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)    Class HE: B-1 Liquidation Loss Principal Amount                  .00
     (b)    Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall         .00

63.  Amount applied to such interest                                         .00

64.  Liquidation Loss interest remaining unpaid                              .00

     CLASS HE: B-1 CERTIFICATES

65.  Remaining Sub-Pool HE Amount Available                           453,327.93

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                   Page 19

                                  Distribution Date: 10/15/96
                                  CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                  NT5 NU2 NV0
                                  Trust Account:  3334953-0

     INTEREST

66.  Class HE: B-2 Pass-Through Rate                     8.45%

67.  Current Interest                                                  12,790.41

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall               .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                       .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

            (a)  Scheduled Principal              .00
            (b)  Principal Prepayments            .00
            (c)  Liquidated Contracts             .00
            (d)  Repurchases                      .00
            (e)  Previously undistributed
                 Principal Amounts                .00

                            Total Principal                                  .00

71.  Class HE: B Percentage for such Payment Date                             0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount         .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)               .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                         .00

75.  Class HE: B-2 Guaranty Payment                                          .00

76.  Class HE: B-2 Principal Balance                                1,816,389.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE              116,334,230.03

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 20

                                  Distribution Date: 10/15/96
                                  CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                  NT5 NU2 NV0
                                  Trust Account:  3334953-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

79.  Class HE: B-2 Liquidation Loss Principal Amount                         .00

80.  Interest at Class HE: B-2 Pass-Through Rate on:

     Class HE: B-2 Liquidation Loss Principal Amount                         .00

     (a)  Class HE: B-2 Liquidation Loss Principal Amount                    .00
     (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall           .00

81.  Amount applied to such interest                                         .00

82.  Liquidation Loss interest remaining unpaid                              .00

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HE Pool Factors

          (a) Class HE: A-1 Pool Factor                                .87817319
          (b) Class HE: A-2 Pool Factor                               1.00000000
          (c) Class HE: A-3 Pool Factor                               1.00000000
          (d) Class HE: A-4 Pool Factor                               1.00000000
          (e) Class HE: M-1 Pool Factor                               1.00000000
          (f) Class HE: M-2 Pool Factor                               1.00000000
          (g) Class HE: B-1 Pool Factor                               1.00000000
          (h) Class HE: B-2 Pool Factor                               1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days                 4,220,095.46        72
     (b)  60-89 days                   779,367.18        15
     (c)  90 or more days              577,525.85         8

85.  Principal Balance of Defaulted Contracts                                .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                September 1996
                                    Page 21


                                  Distribution Date: 10/15/96
                                  CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                  NT5 NU2 NV0
                                  Trust Account:  3334953-0

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                              0                      .00

87.  Number of Loans Remaining                                             2,390

88.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable                    0                      .00

89.  FHA Insurance reserve amount                                  96,932,765.06

90.  Amount received from FHA Insurance                                      .00

     CLASS HE: C CERTIFICATES
     ------------------------

91.  Monthly Servicing Fee                                            175,176.53

92.  Class HE: C Residual Payment                                     727,022.91



                                     GT-HI
                                    1996-C
                                September 1996
                              Defaulted Contracts


                                                         Estimated
                                             Repurchase   Loss at
           Account#    Principal   Interest    Amount    Sale Date
           --------    ----------  --------  ----------  ----------

           15727270     17,338.95    107.64   17,446.59   18,073.58
           15729388     18,335.59    113.83   18,449.42   19,249.71
           15729457     14,409.32     89.45   14,498.77   15,241.53
           15730051     10,855.34     67.39   10,922.73   11,393.11

           TOTALS      $60,939.20   $378.31  $61,317.51  $63,957.93
                       ==========   =======  ==========  ==========
